Exhibit 24
THE WILLIAMS COMPANIES, INC.
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS that each of the undersigned individuals, in their capacity as a director or officer, or both, as hereinafter set forth below their signature, of THE WILLIAMS COMPANIES, INC., a Delaware corporation (“Williams”), does hereby constitute and appoint JAMES J. BENDER and BRIAN K. SHORE their true and lawful attorneys and each of them (with full power to act without the others) their true and lawful attorneys for them and in their name and in their capacity as a director or officer, or both, of Williams, as hereinafter set forth below their signature, to sign Williams’ Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2005, and any and all amendments thereto or all instruments necessary or incidental in connection therewith; and
     THAT the undersigned Williams does hereby constitute and appoint JAMES J. BENDER and BRIAN K. SHORE its true and lawful attorneys and each of them (with full power to act without the others) its true and lawful attorney for it and in its name and on its behalf to sign said Form 10-K and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith.
     Each of said attorneys shall have full power of substitution and resubstitution, and said attorneys or any of them or any substitute appointed by any of them hereunder shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully to all intents and purposes as each of the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys or any of them or of any such substitute pursuant hereto.
     IN WITNESS WHEREOF, the undersigned have executed this instrument, all as of the 27th day of January, 2006.

/s/ Steven J. Malcolm	/s/ Donald R. Chappel

Steven J. Malcolm	Donald R. Chappel
Chairman of the Board	Senior Vice President
President and	and Chief Financial Officer
Chief Executive Officer	(Principal Financial Officer)
(Principal Executive Officer)	(Principal Accounting Officer)

/s/ Ted T. Timmermans

Ted T. Timmermans
Controller
(Principal Accounting Officer)

/s/ Irl F. Engelhardt	/s/ William R. Granberry

Irl F. Engelhardt	William R. Granberry
Director	Director

/s/ William E. Green	/s/ Juanita H. Hinshaw

William E. Green	Juanita H. Hinshaw
Director	Director

/s/ W. R. Howell	/s/ Charles M. Lillis

W. R. Howell	Charles M. Lillis
Director	Director

/s/ George A. Lorch	/s/ William G. Lowrie

George A. Lorch	William G. Lowrie
Director	Director

/s/ Frank T. MacInnis	/s/ Janice D. Stoney

Frank T. MacInnis	Janice D. Stoney
Director	Director

/s/ Joseph H. Williams
Joseph H. Williams
Director

THE WILLIAMS COMPANIES, INC.
By:	/s/ James J. Bender
James J. Bender
Senior Vice President

ATTEST:

/s/ Brian K. Shore
Brian K. Shore
Secretary

THE WILLIAMS COMPANIES, INC.
Secretary’s Certificate
     I, the undersigned, BRIAN K. SHORE, Secretary of THE WILLIAMS COMPANIES, INC., a Delaware corporation (hereinafter called the “Company”), do hereby certify that at a regular meeting of the Board of Directors of the Company, duly convened and held on January 27, 2006, at which a quorum of said Board was present and acting throughout, the following resolutions were duly adopted:
     RESOLVED that the Chairman of the Board, the President, any Senior Vice President and the Controller of the Company be, and each of them hereby is, authorized and empowered to execute a Power of Attorney for use in connection with the execution and filing for and on behalf of the Company, under the Securities Exchange Act of 1934, of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005.
     IN WITNESS WHEREOF, I have hereunto set my hand and affixed the corporate seal of The Williams Companies, Inc. this 27th day of January, 2006.

/s/ Brian K. Shore

Brian K. Shore
Secretary

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